Business developments - Subsequent events (Details 4) - The Klein Group LLC (MK&C) [Member] - Subsequent Event $ in Millions	12 Months Ended
Dec. 31, 2023 USD ($)
Subsequent Event [Line Items]
Subsequent Event, Date	Feb. 09, 2023
Subsequent Event, Description	CS First BostonOn February 9, 2023, the Group announced the acquisition of The Klein Group LLC, the investment banking business as well as the registered broker-dealer of M. Klein & Company LLC (the seller). The purchase price is USD 175 million. To align interests with the Group, the seller will receive a convertible note and a warrant. The note will provide annual payments and convert into, and the warrant entitles the seller to subscribe to, CS First Boston shares at a qualified initial public offering (IPO) or other liquidity event, at the then-valuation of CS First Boston, less a customary discount. The principal amount of the convertible note is expected to be USD 100 million, with the balance being paid in cash dependent on taxes to be paid by the seller at closing. The net present value of the transaction to the Group is expected to be approximately USD 210 million, which also includes interest cost, annual payments on the note and other payments that may in the future become payable in respect of this transaction. The transaction is expected to close in the first half of 2023.> Refer to “Note 21 – Goodwill” for further information.
Payments to Acquire Businesses, Gross	$ 175
Business Combination, Consideration Transferred, Liabilities Incurred	100
Net Present Value of Transaction	$ 210